UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 16, 2005

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

California	001-14077	94-2203880

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California 94109

(Address of principal executive offices)

Registrant’s telephone number, including area code           (415) 421-7900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 15, 2005, our Compensation Committee approved, subject to ratification by the independent members of our Board of Directors, which was received on March 16, 2005, the following bonus payments to our Chief Executive Officer and our four next most highly compensated executive officers in fiscal 2004:

•	W. Howard Lester, Chairman - $731,300

•	Edward A. Mueller, Chief Executive Officer - $731,300

•	Laura J. Alber, President, Pottery Barn - $246,000

•	Patrick J. Connolly, Executive Vice President, Chief Marketing Officer - $190,000

•	Sharon L. McCollam, Executive Vice President, Chief Financial Officer - $235,000

For fiscal 2004, our diluted earnings per share, excluding the effects of a $0.09 per share lease accounting charge, exceeded the earnings objectives set by the Compensation Committee of our Board of Directors. However,because our 2001 Incentive Bonus Plan (the “Bonus Plan”) did not contemplate the possibility of a non-recurring adjustment affecting the earnings objectives, such as the lease accounting charge, no bonuses could be paid pursuant to the Bonus Plan. Therefore, our Compensation Committee granted bonuses on a discretionary basis outside of the Bonus Plan to the above named individuals in the amounts set forth above reflecting each officer’s contribution to the company’s financial results for fiscal 2004. These bonuses include both the target amounts under the Bonus Plan and additional discretionary amounts.

Item 2.02.	Results of Operations and Financial Condition

On March 22, 2005, the Company announced via press release the Company’s financial results for its fourth quarter and fiscal year ended January 30, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure

On March 22, 2005, the Company announced via press release the Company’s financial guidance for fiscal year 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.2. The attached exhibit is provided under Item 7.01 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

(c)	List of Exhibits:

99.1	Press Release dated March 22, 2005 entitled Williams-Sonoma, Inc. Reports Record Fourth Quarter and Fiscal Year 2004 Earnings.

99.2	Press Release dated March 22, 2005 entitled Williams-Sonoma, Inc. Provides Financial Guidance for Fiscal Year 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: March 22, 2005	By:	/s/ Sharon L. McCollam
Sharon L. McCollam Executive Vice President, Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated March 22, 2005 entitled Williams-Sonoma, Inc. Reports Record Fourth Quarter and Fiscal Year 2004 Earnings.

99.2	Press Release dated March 22, 2005 entitled Williams-Sonoma, Inc. Provides Financial Guidance for Fiscal Year 2005.

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